UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          Form 8-K
                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934

Date of Report (Date of earliest event reported) December 5, 1997




                     ARDEN REALTY, INC.
   (Exact name of registrant as specified in its charter)



   Maryland                        1-12193              95-4578533
(State or other jurisdiction    (Commission         (I.R.S. Employer
of incorporation)                File Number)        Identification No.)



  9100 Wilshire Boulevard
  East Tower, Suite 700
  Beverly Hills, California                     90212
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:  (310) 271-8600


Item 2.  Acquisition or Disposition of Assets

On December 15, 1997, Arden Realty, Inc. (collectively with its subsidiaries, the "Company") completed a series of transactions to purchase four suburban office properties totaling 979,965 rentable square feet. All the properties were purchased from unaffiliated entities.

City Centre in Fountain Valley, California contains 302,519 rentable square feet. The purchase price for the property was approximately $33,300,000 which was based on arm's-length negotiations. The property is presently 94.0% occupied at average rents of $13.68 per square foot. The property was purchased from Pacific Life Insurance Company, a California corporation.

Wilshire Pacific Plaza in Los Angeles, California and Glendale Corporate Center in Glendale, California contain 100,122 and 108,209 rentable square feet, respectively. The purchase price for both properties was approximately $30,825,000 which was based on arm's-length negotiations. Wilshire Pacific Plaza is presently 66.1% occupied at average rents of $17.40 per square foot and Glendale Corporate Center is presently 78.9% occupied at average rents of $18.24 per square foot. These properties were purchased from The Mutual Life Insurance Company of New York, a New York mutual life insurance company.

The World Savings Building in Los Angeles, California contains 469,115 rentable square feet. The Company purchased a 75 percent interest in the property for approximately $83,200,000 and has an option to purchase the remaining 25 percent interest in the property for $27,500,000 which may be exercised beginning on March 15, 1998. The transactions were based on arm's-length negotiations. The property is presently 83.5% occupied at average rents of $25.56 per square foot. The 75 percent interest in the property was purchased from 11601 Holding Corporation, a Delaware corporation, and Wilshire SV Associates, a
California limited partnership. The remaining 25 percent interest in the property is currently owned by Forest City
San Vicente Corporation, an Ohio corporation ("Forest").

In connection with the purchase of The World Savings
Building, the Company has a $4,000,000 note receivable from Forest. The note receivable will be due at such time the Company exercises its option to purchase the remaining 25 percent interest in The World Savings Building.

To finance these acquisitions the Company used approximately $2,665,000 of working capital, borrowed $78,300,000 on its line of credit from a group of banks led by Wells Fargo
Bank, borrowed $500,000 on its line of credit with City
National Bank, and borrowed $45,000,000 from an affiliate of Morgan Stanley. The $45,000,000 mortgage note payable is secured by The World Savings Building. In addition, 826,828 operating partnership units with an approximate value of $24,860,000 were issued by Arden Realty Limited Partnership in the connection with the purchase of The World Savings Building.

Inclusive of these acquisitions, the Company's portfolio consists of 71 suburban office properties comprising
10,167,762 rentable square feet and 16 apartment units.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired.

It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements for the acquired properties will be filed as an amendment to this Form within 60 days.

(b)  Pro forma financial information.

It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed as an amendment to this Form within 60 days.

(c)  Exhibits.

10. 59    Purchase and Sale Agreement and Joint Escrow
          Instructions by and between Pacific Life Insurance Company, a California corporation, and Arden Realty Limited
          Partnership, a Maryland limited partnership.

10. 60    Purchase and Sale Agreement and Joint Escrow
          Instructions by and between The Mutual Life Insurance
          Company of New York, a New York mutual life insurance company, and Arden Realty Limited Partnership, a Maryland limited partnership.

10. 61    First Amendment to Purchase and Sale Agreement and
          Joint Escrow Instructions by and between The Mutual Life Insurance Company of New York, a New York mutual life insurance company, and Arden Realty Limited Partnership, a Maryland limited partnership.

10. 62    Addendum to First Amendment to Purchase and Sale
          Agreement and Joint Escrow Instructions by and between The Mutual Life Insurance Company of New York, a New York mutual life insurance company, and Arden Realty Limited
          Partnership, a Maryland limited partnership.

10. 63    Agreement to Acquire Certain Interest in Real
          Property and Escrow Instructions by and among Arden Realty Limited Partnership, a Maryland limited partnership, Arden Realty, Inc., a Maryland corporation; 11601 Holding Corporation, a Delaware corporation, Forest City San Vicente Corporation, an Ohio corporation, Wilshire SV Associates, a California limited partnership and the constituent partners of Wilshire SV Associates.

10. 64    Acquisition Amendment  to Agreement to Acquire
          Certain Interest in Real Property and Escrow Instructions dated December 9, 1997 by and among Arden Realty Limited Partnership, a Maryland limited partnership, Arden Realty, Inc., a Maryland corporation; 11601 Holding Corporation, a Delaware corporation, Forest City San Vicente Corporation, an Ohio corporation, Wilshire SV Associates, a California limited partnership and the constituent partners of Wilshire SV Associates.

10. 65    Letter Amendment dated November 20, 1997 to
          Agreement to Acquire Certain Interest in Real Property and Escrow Instructions by and among Arden Realty Limited Partnership, a Maryland limited partnership, Arden Realty, Inc., a Maryland corporation; 11601 Holding Corporation, a Delaware corporation, Forest City San Vicente Corporation, an Ohio corporation, Wilshire SV Associates, a California limited partnership and the constituent partners of Wilshire SV Associates.

10. 66    Letter Amendment dated November 26, 1997 to
          Agreement to Acquire Certain Interest in Real Property and Escrow Instructions by and among Arden Realty Limited Partnership, a Maryland limited partnership, Arden Realty, Inc., a Maryland corporation; 11601 Holding Corporation, a Delaware corporation, Forest City San Vicente Corporation, an Ohio corporation, Wilshire SV Associates, a California limited partnership and the constituent partners of Wilshire SV Associates.

10. 67    Letter Amendment dated December 1, 1997 to
          Agreement to Acquire Certain Interest in Real Property and Escrow Instructions by and among Arden Realty Limited Partnership, a Maryland limited partnership, Arden Realty, Inc., a Maryland corporation; 11601 Holding Corporation, a Delaware corporation, Forest City San Vicente Corporation, an Ohio corporation, Wilshire SV Associates, a California limited partnership and the constituent partners of Wilshire SV Associates.

10. 68    Letter Amendment dated December 3, 1997 to
          Agreement to Acquire Certain Interest in Real Property and Escrow Instructions by and among Arden Realty Limited Partnership, a Maryland limited partnership, Arden Realty, Inc., a Maryland corporation; 11601 Holding Corporation, a Delaware corporation, Forest City San Vicente Corporation, an Ohio corporation, Wilshire SV Associates, a California limited partnership and the constituent partners of Wilshire SV Associates.



                         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         ARDEN REALTY, INC.


Date:     December 18, 1997        By:  /s/ Diana M. Laing
                                        Diana M. Laing
                                        Chief Financial Officer